UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

Energous Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36379	46-1318953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3590 North First Street, Suite 210 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 963-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 16, 2018, Energous Corporation (“Company”) held its 2018 Annual Meeting of Stockholders (“Annual Meeting”).

At the Annual Meeting, the stockholders approved an amendment of the Energous Corporation 2013 Equity Incentive Plan (“Equity Incentive Plan”). The description of the material terms and conditions of the Equity Incentive Plan appears at pages 16-24 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2018 (“Proxy Statement”) and is incorporated herein by reference.

At the Annual Meeting, the stockholders approved an amendment of the Energous Corporation Non-Employee Equity Compensation Plan (“Non-Employee Plan”). The description of the material terms and conditions of the Non-Employee Plan appears at pages 25-31 of the Proxy Statement and is incorporated herein by reference.

At the Annual Meeting, the stockholders approved an amendment and restatement of the Energous Corporation Performance Share Unit Plan (“PSU Plan”). The description of the material terms and conditions of the PSU Plan appears at pages 32-37 of the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 16, 2018, the matters described below were voted on and the numbers of votes cast with respect to each matter and with respect to the election of directors were as indicated:

(1) Holders of the Company’s common stock voted to elect seven members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non-Votes
Stephen R. Rizzone	8,599,900	102,165	12,051,161
Martin Cooper	8,607,966	94,099	12,051,161
John R. Gaulding	7,218,279	1,483,786	12,051,161
Robert J. Griffin	7,984,483	717,582	12,051,161
Rex S. Jackson	8,611,994	90,071	12,051,161
Carol Lindstrom	8,610,567	91,498	12,051,161
Nicolaos G. Alexopoulos	8,590,921	111,144	12,051,161

(2) Holders of the Company’s common stock voted to amend the Equity Incentive Plan, as follows:

Shares voted in favor:	6,388,003
Shares voted against:	2,223,706
Shares abstaining:	75,446
Broker non-votes	12,051,161

(3) Holders of the Company’s common stock voted to amend the Non-Employee Plan, as follows:

Shares voted in favor:	6,727,118
Shares voted against:	1,820,985
Shares abstaining:	139,052
Broker non-votes	12,051,161

(4) Holders of the Company’s common stock voted to amend and restate the PSU Plan, as follows:

Shares voted in favor:	6,285,571
Shares voted against:	2,297,344
Shares abstaining:	104,240
Broker non-votes	12,051,161

(5) Holders of the Company’s common stock voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as follows:

Shares voted in favor:	20,473,272
Shares voted against:	133,265
Shares abstaining:	131,779

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Energous Corporation 2013 Equity Incentive Plan, as amended May 16, 2018.

10.2	Energous Corporation Non-Employee Equity Compensation Plan, as amended May 16, 2018.

10.3	Energous Corporation Performance Share Unit Plan, as amended May 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2018	By:	/s/ Brian Sereda
Brian Sereda Senior Vice President and Chief Financial Officer